EXHIBIT 32.1

                STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Amended Annual Report on Form 10-KSB of Tree Top Industries, Inc. (the "Company") for the year ended, December 31, 2005, as filed with the Securities and "Exchange Commission on the date hereof (the "Report") I, David Reichman, Chief Executive Officer and Chief Financial Officer of the Company, certify that:

- the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

- information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 25, 2006          /s/ David Reichman
                             -------------------------------------------
                                  David Reichman
                                  Director, Chief Executive Officer
                                  and Chief Financial Officer

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by t he Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.